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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2000
                                                 ------------------------------

                                 Hoover's, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-26097                  74-2559474
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

1033 La Posada Drive, Austin, Texas                                  78752
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (512) 374-4500
                                                  -----------------------------

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          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 1, 2000, Hoover's, Inc. ("Hoover's") acquired Powerize.com, Inc., a Delaware corporation ("Powerize"), in accordance with an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of July 12, 2000, by and among Hoover's, Panda Merger Corp, a Delaware corporation ("Panda") and wholly owned subsidiary of Hoover's, and Powerize. The acquisition was effected by merging Panda with and into Powerize (the "Merger"), as a result of which Powerize became a wholly owned subsidiary of Hoover's.

         By virtue of the Merger, (i) each share of Powerize common stock outstanding immediately prior to the consummation of the Merger was converted into the right to receive 0.226568613 of a share of Hoover's common stock (the "Exchange Ratio") (plus cash in lieu of any fractional shares) and $0.370977989 in cash (the "Cash Consideration"), subject to rounding in the aggregate, (ii) Hoover's assumed Powerize's outstanding warrants, which became exercisable for Hoover's common stock and cash based on the Exchange Ratio and the Cash Consideration, and (iii) Hoover's assumed Powerize's outstanding options, which became exercisable for Hoover's common stock based on an option exchange ratio of 0.273902327. The aggregate merger consideration payable with respect to each share of outstanding Powerize common stock, each assumed Powerize warrant and each assumed Powerize option is the same. A higher exchange ratio is payable with respect to the assumed Powerize options because the merger consideration for the assumed options does not include a cash component. As a result, Hoover's will issue approximately 1.48 million shares of Hoover's common stock, pay approximately $2.42 million in cash, assume warrants to acquire approximately 132,000 shares of Hoover's common stock and $220,000 in cash, and assume options to acquire approximately 261,000 shares of Hoover's common stock. In addition, Hoover's assumed subordinated convertible promissory notes payable by Powerize, which are now convertible into up to 74,443 shares of Hoover's common stock. Approximately 119,000 shares of Hoover's common stock and $233,000 in cash will be withheld and placed in escrow for a period of approximately 12 months in order to secure certain indemnification obligations of Powerize stockholders pursuant to the Reorganization Agreement.

         The amount of the consideration in the Merger was determined based upon arm's-length negotiations between Hoover's and Powerize. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for using the purchase method of accounting. After giving effect to the issuance of shares in connection with the Merger, Hoover's has approximately 15,569,019 shares of its common stock outstanding, as of August 1, 2000.

         The acquisition by Hoover's of shares of Powerize common stock pursuant to the Reorganization Agreement is deemed the indirect acquisition of the assets of Powerize represented thereby, including Powerize's plant, equipment and other physical property. Powerize utilizes such assets in the conduct of its business as a provider of content integration services for enterprise information portals and high-traffic Web sites. Hoover's intends to continue such business and will continue to utilize such assets in the conduct of its business providing service for business via the Internet.

         Immediately prior to the Merger, all of the issued and outstanding shares of capital stock of Powerize were owned by the stockholders of Powerize. Hoover's is not aware of any pre-existing material relationship between such stockholders and Hoover's, or between such stockholders and any Hoover's affiliates, directors or officers, or any associate of any such director or officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The Registrant believes it is impractical to provide financial statements of Powerize.com, Inc. on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. The Registrant believes it is impractical to provide pro forma financial information reflecting the Registrant's acquisition of Powerize.com, Inc. on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

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         (c)     Exhibits.

               * 2.1      -   Agreement and Plan of Reorganization, dated
                              July 12, 2000, by and among Hoover's, Inc., Panda
                              Merger Corp. and Powerize.com, Inc. The annexes, schedules, exhibits and other attachments to such document have not been filed because, in the Registrant's judgment, they do not contain information that is material to an investment decision and that is not otherwise disclosed in the agreement or this Current Report on Form 8-K.
                              The contents of such omitted attachments are briefly identified in the agreement, and the Registrant agrees to furnish supplementally a copy of any omitted attachment to the Securities and Exchange Commission upon request. (Filed as Exhibit 99.1 to the Registrant's Report on Form
                              8-K filed with the Securities and Exchange
                              Commission on July 14, 2000.)

                 99.1     -   Amended and Restated Employment Agreement, dated
                              May 28, 1999 and effective as of December 31,
                              1998, by and between Powerize.com, Inc. and Mark
                              Gaertner.

                 99.2     -   Addendum to Amended and Restated Employment
                              Agreement, dated July 12, 2000, by and between the Registrant, Powerize.com, Inc. and Mark Gaertner.

                 99.3     -   Press Release issued by the Registrant, dated
                              August 2, 2000, announcing that it has completed the acquisition of Powerize.com, Inc.

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                 *  Incorporated by reference to the indicated filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 16, 2000


                                       HOOVER'S, INC.

                                       By:  /s/ KRIS RAO
                                           -------------------------------
                                            Kris Rao
                                            Vice President and
                                            General Counsel

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                                  EXHIBIT INDEX



Exhibit
Number         Description of Document
------         -----------------------
*  2.1     -   Agreement and Plan of Reorganization, dated July 12, 2000, by and among Hoover's, Inc., Panda Merger Corp. and
               Powerize.com, Inc. The annexes, schedules, exhibits and
               other attachments to such document have not been filed
               because, in the Registrant's judgment, they do not contain information that is material to an investment decision and that is not otherwise disclosed in the agreement or this
               Current Report on Form 8-K. The contents of such omitted
               attachments are briefly identified in the agreement,
               and the Registrant agrees to furnish supplementally a copy of any omitted attachment to the Securities and Exchange
               Commission upon request. (Filed as Exhibit 99.1 to the
               Registrant's Report on Form 8-K filed with the Securities
               and Exchange Commission on July 14, 2000.)

  99.1     -   Amended and Restated Employment Agreement, dated May 28, 1999 and effective as of December 31, 1998, by and between
               Powerize.com, Inc. and Mark Gaertner.

  99.2     -   Addendum to Amended and Restated Employment Agreement, dated
               July 12, 2000, by and between the Registrant, Powerize.com, Inc.
               and Mark Gaertner.

  99.3     -   Press Release issued by the Registrant, dated August 2,
               2000, announcing that it has completed the acquisition
               of Powerize.com, Inc.


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*  Incorporated by reference to the indicated filing.